EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile
Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware	Rush Truck Center, Flagstaff
Rush Peterbilt Truck Center, Flagstaff
Rush Truck Center, Phoenix
Rush Peterbilt Truck Center, Phoenix
Rush Truck Center, Phoenix East
Rush Peterbilt Truck Center, Phoenix East
Rush Truck Center, Tucson
Rush Peterbilt Truck Center, Tucson
Rush Truck Center, Yuma
Rush Peterbilt Truck Center, Yuma
Rush Truck Centers of Arkansas, Inc.	Delaware	Rush Truck Center, Jonesboro
Rush Truck Center, Lowell
Rush Isuzu Trucks, Springdale
Rush Truck Center, North Little Rock
Rush Truck Center, Pine Bluff
Rush Truck Center, Russellville
Rush Medium Duty Truck Centers of California, Inc.	Delaware	Rush Truck Center, Ceres
Rush Truck Centers of California, Inc.	Delaware	Rush Truck Center, Fontana
Rush Peterbilt Truck Center, Fontana
Rush Truck Center, Fontana Collision Center
Rush Medium Duty Truck Center, Fontana
Rush Peterbilt Medium Duty Truck Center, Fontana
Rush Isuzu Trucks, Fontana
Rush Towing Systems, Fontana
Rush Truck Center, Fontana Used Trucks
Rush Truck Center, Fontana Vocational Service
Rush Truck Center, Long Beach
Rush Peterbilt Truck Center, Long Beach
Rush Peterbilt Truck Center, Pico Rivera
Rush Truck Center, Pico Rivera
Rush Peterbilt Truck Center, Los Angeles
Rush Truck Center, Los Angeles
Rush Truck Center, San Diego
Rush Peterbilt Truck Center, San Diego
Rush Truck Center, Sylmar
Rush Peterbilt Truck Center, Sylmar
Rush Truck Center, Victorville
Rush Peterbilt Truck Center, Victorville
Rush Truck Center, Whittier
Rush Isuzu Trucks, Whittier
Rush Peterbilt Truck Center, Whittier
Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver
Rush Medium Duty Ford Trucks, Denver
Rush Towing Systems, Denver

Rush Truck Centers of Colorado, Inc.	Delaware	Rush Truck Center, Colorado Springs
Rush Peterbilt Truck Center, Colorado Springs
Rush Truck Center, Denver
Rush Peterbilt Truck Center, Denver
Rush Isuzu Trucks, Denver
Rush Truck Center, Greeley
Rush Peterbilt Truck Center, Greeley
Rush Truck Center, Pueblo
Rush Peterbilt Truck Center, Pueblo
Rush Truck Centers of Florida, Inc.	Delaware	Rush Truck Center, Haines City
Rush Peterbilt Truck Center, Haines City
Rush Truck Center, Jacksonville
Rush Peterbilt Truck Center, Jacksonville
Rush Truck Center, Jacksonville East
Rush Peterbilt Truck Center, Jacksonville East
Rush Truck Center, Lake City
Rush Peterbilt Truck Center, Lake City
Rush Truck Center, Miami
Rush Truck Center, Miami Northwest
Rush Truck Center, Orlando
Rush Peterbilt Truck Center, Orlando
Rush Isuzu Trucks, Orlando
Rush Isuzu Truck Center, Orlando
Rush Truck Center, Orlando Light & Medium Duty
Rush Truck Center, Orlando North
Rush Isuzu Trucks, Orlando North
Rush Truck Center, Orlando South
Rush Peterbilt Truck Center, Orlando South
Rush Truck Center, Orlando Used Trucks
Rush Truck Center, Tampa
Rush Peterbilt Truck Center, Tampa
Rush Truck Centers of Georgia, Inc.	Delaware	Rush Bus Center, Atlanta
Rush Truck Center, Atlanta Collision Center
Rush Truck Center, Atlanta
Rush Isuzu Trucks, Atlanta
Rush Medium Duty Truck Center, Atlanta
Rush Truck Center, Augusta
Rush Truck Center, Columbus
Rush Truck Center, Doraville
Rush Isuzu Trucks, Doraville
Rush Truck Center, Gainesville
Rush Truck Center, Macon
Rush Truck Center, Smyrna
Rush Truck Center, Tifton
Rush Bus Center, Tifton
Rush Truck Center, Valdosta
Rush Truck Centers of Idaho, Inc.	Delaware	Rush International Truck Center, Boise
Rush Truck Center, Boise
Rush International Truck Center, Idaho Falls
Rush Truck Center, Idaho Falls
Rush International Truck Center, Lewiston
Rush Truck Center, Lewiston
Rush International Truck Center, Twin Falls
Rush Truck Center, Twin Falls
Rush Truck Centers of Illinois, Inc.	Delaware	House of Trucks, Willowbrook
Rush Truck Center, Bloomington
Rush Truck Center, Carol Stream
Rush Truck Center, Champaign
Rush Truck Center, Chicago
Rush Truck Center, Effingham
Rush Truck Center, Elk Grove
Rush Truck Center, Huntley
Rush Truck Center, Joliet
Rush Truck Center, Pontoon Beach
Rush Truck Center, Quincy
Rush Truck Center, Springfield

Rush Truck Centers of Indiana, Inc.	Delaware	Rush Truck Center, Gary
Rush Truck Center, Indianapolis
Rush Truck Centers of Kansas, Inc.	Delaware	Rush Truck Center, Olathe
Rush Truck Center, Salina
Rush Truck Center, Topeka
Rush Truck Center, Wichita
Rush Truck Centers of Kentucky, Inc.	Delaware	Rush Truck Center, Bowling Green
Rush Truck Centers of Missouri, Inc.	Delaware	Rush Truck Center, Cape Girardeau
Rush Truck Center, Jefferson City
Rush Truck Center, Joplin
Rush Truck Center, Kansas City
Rush Truck Center, Kansas City Used Truck
Rush Truck Center, St. Joseph
Rush Truck Center, St. Louis
Rush Truck Center, St. Peters
Rush Truck Center, Springfield
Rush Truck Center, West Plains
Rush Truck Centers of Nebraska, Inc.	Delaware	Rush Truck Center, Omaha
Rush Truck Centers of Nevada, Inc.	Delaware	Rush Truck Center, Las Vegas
Rush Peterbilt Truck Center, Las Vegas
Rush Truck Centers of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque
Rush Peterbilt Truck Center, Albuquerque
Rush Truck Center, Farmington
Rush Peterbilt Truck Center, Farmington
Rush Truck Center, Las Cruces
Rush Peterbilt Truck Center, Las Cruces
Rush Truck Centers of North Carolina, Inc.	Delaware	Rush Truck Center, Asheville
Rush Truck Center, Charlotte
Rush International Truck Center, Charlotte
Rush Isuzu Trucks, Charlotte
Rush Truck Center, Charlotte Collision Center
Rush Truck Center, Hickory
Rush Truck Centers of Ohio, Inc.	Delaware	Rush Truck Center, Akron
Rush Bus Center, Akron
Rush Truck Center, Cincinnati
Rush Bus Center, Cincinnati
Rush Isuzu Trucks, Cincinnati
Rush Truck Center, Cleveland
Rush Bus Center, Cleveland
Rush Truck Center, Columbus
Rush Bus Center, Columbus
Rush Truck Center, Dayton
Rush Bus Center, Dayton
Rush Isuzu Trucks, Dayton
Rush Truck Center, Lima
Rush Bus Center, Lima

Rush Truck Centers of Oklahoma, Inc.	Delaware	Perfection Equipment
Perfection Truck Parts & Equipment, Oklahoma City
Perfection Crane Repair
Rush Truck Center, Ardmore
Rush Peterbilt Truck Center, Ardmore
Rush Truck Center, Oklahoma City
Rush Peterbilt Truck Center, Oklahoma City
Rush Isuzu Trucks, Oklahoma City
Rush Truck Center, Tulsa
Rush Peterbilt Truck Center, Tulsa
Rush Truck Rigging
Rush Used Truck Center, Tulsa
Rush Truck Centers of Pennsylvania, Inc.	Delaware	Custom Vehicle Solutions
Rush Truck Center, Greencastle
Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Memphis
Rush Truck Center, Memphis Collision Center
Rush Truck Center, Memphis Used Trucks
Rush Truck Center, Nashville
Rush Peterbilt Truck Center, Nashville
Rush Towing Systems, Nashville
Rush Truck Centers of Texas, L.P.	Texas	Custom Vehicle Solutions
Rig Tough Used Trucks, Dallas
House of Trucks, Dallas
Rush Crane and Refuse Systems International
Rush Truck Center, Abilene
Rush Peterbilt Truck Center, Abilene
Rush Truck Center, Amarillo
Rush Peterbilt Truck Center, Amarillo
Rush Truck Center, Arlington
Rush Peterbilt Truck Center, Arlington
Rush Bus Center, Arlington
Rush Truck Center, Austin
Rush Peterbilt Truck Center, Austin
Rush Isuzu Trucks, Austin
Rush Bus Center, Austin
Rush Truck Center, Austin North
Rush Truck Center, Beaumont
Rush Peterbilt Truck Center, Beaumont
Rush Truck Center, Brownsville
Rush Peterbilt Truck Center, Brownsville
Rush Truck Center, Bryan
Rush Truck Center, College Station
Rush Peterbilt Truck Center, College Station
Rush Isuzu Trucks, College Station
Rush Truck Center, Corpus Christi
Rush Peterbilt Truck Center, Corpus Christi
Rush Isuzu Trucks, Corpus Christi
Rush Bus Center, Corpus Christi
Rush Truck Center, Cotulla
Rush Peterbilt Truck Center, Cotulla
Rush Truck Center, Dalhart
Rush Peterbilt Truck Center, Dalhart
Rush Truck Center, Dallas
Rush Peterbilt Truck Center, Dallas
Rush Medium Duty Truck Center, Dallas
Rush Isuzu Trucks, Dallas
Rush Bus Center, Dallas
Rush Truck Center, Dallas Light and Medium Duty
Rush Truck Center, Dallas Medium Duty
Rush Truck Center, Dallas South
Rush Peterbilt Truck Center, Dallas South
Rush Truck Center, Dallas TRP

Rush Truck Center, Denton
Rush Truck Center, El Paso
Rush Peterbilt Truck Center, El Paso
Rush Isuzu Trucks, El Paso
Rush Truck Center, Fort Worth
Rush Peterbilt Truck Center, Fort Worth
Rush Bus Center, Fort Worth
Rush Truck Center, Houston
Rush Peterbilt Truck Center, Houston
Rush Bus Center, Houston
Rush Towing Systems, Houston
Rush Truck Center, Houston Used Trucks
Rush Truck Center, Houston Medium Duty
Rush Truck Center, Houston Northwest
Rush Peterbilt Truck Center, Houston Northwest
Rush Truck Center, Laredo
Rush Peterbilt Truck Center, Laredo
Rush Bus Center, Laredo
Rush Truck Center, Lubbock
Rush Peterbilt Truck Center, Lubbock
Rush Truck Center, Lufkin
Rush Peterbilt Truck Center, Lufkin
Rush Bus Center, Lufkin
Rush Truck Center, Odessa
Rush Peterbilt Truck Center, Odessa
Rush Truck Center, Pharr
Rush Peterbilt Truck Center, Pharr
Rush Bus Center, Pharr
Rush Truck Center, San Antonio
Rush Peterbilt Truck Center, San Antonio
Rush Bus Center, San Antonio
Rush Refuse Systems
Rush Towing Systems, San Antonio
Rush Truck Center, Sealy
Rush Peterbilt Truck Center, Sealy
Rush Isuzu Trucks, Sealy
Rush Bus Center, Sealy
Rush Truck Center, Texarkana
Rush Peterbilt Truck Center, Texarkana
Rush Bus Center, Texarkana
Rush Truck Center, Tyler
Rush Peterbilt Truck Center, Tyler
Rush Bus Center, Tyler
Rush Truck Center, Victoria
Rush Peterbilt Truck Center, Victoria
Rush Truck Center, Waco
Rush Medium Duty Truck Center, Waco
Rush Peterbilt Truck Center, Waco
Rush Isuzu Trucks, Waco
Rush Bus Center, Waco
Rush Truck Center, Wichita Falls
Rush Bus Center, Wichita Falls
Rush Peterbilt Truck Center, Wichita Falls
World Wide Tires
Rush Truck Centers of Utah, Inc.	Delaware	Rush International Truck Center, Ogden
Rush Truck Center, Ogden
Rush Truck Center, Farr West
Rush International Truck Center, Salt Lake City
Rush Truck Center, Salt Lake City
Rush International Truck Center, Springville
Rush Truck Center, Springville
Rush International Truck Center, St. George
Rush Truck Center, St. George

Rush Truck Centers of Virginia, Inc.	Delaware	Rush Truck Center, Chester
Rush Truck Center, Richmond
Rush Truck Leasing, Inc.	Delaware	Rush Crane Systems
Rush Idealease, Charlotte
Rush Refuse Systems
Augusta Idealease
Asheville Idealease
Boise Idealease
Champaign Idealease
Charlotte Idealease
Chicago Idealease
Cincinnati Idealease
Cleveland Idealease
Columbus Idealease
Dayton Idealease
Effingham Idealease
Hickory Idealease
Indianapolis Idealease
Indy Idealease
Joplin Idealease
Kansas City Idealease
Lima Idealease
Lowell Idealease
Macon Idealease
Memphis Idealease
Norfolk Idealease
North Little Rock Idealease
Quincy Idealease
Richmond Idealease
Salina Idealease
Salt Lake City Idealease
Springfield Idealease
St. Louis Idealease
Wichita Idealease
Rush Truck Centres of Canada Limited	Ontario, Canada	Rush Truck Centres, Belleville
Rush Truck Centres, Cornwall
Rush Truck Centres, Kemptville
Rush Truck Centres, Kemptville Collision Centre
Rush Truck Centres, Kingston
Rush Truck Centres, Markham
Rush Isuzu Truck, Markham
Rush Truck Centres, Mississauga
Rush Truck Centres, Oshawa
Rush Truck Centres, Ottawa East
Rush Truck Centres, Ottawa West
Rush Truck Centres, Pembroke
Rush Truck Centres, Sault Ste. Marie
Rush Truck Centres, St. Catharines
Rush Truck Centres, Sudbury
Rush Truck Centres, Timmins
Rush Truck Leasing, Belleville Idealease
Rush Truck Leasing, Kemptville Idealease
Rush Truck Leasing, Kingston Idealease
Rush Truck Leasing, Markham Idealease
Rush Truck Leasing, Mississauga Idealease
Rush Truck Leasing, Oshawa Idealease
Rush Truck Leasing, Ottawa Idealease
Rush Truck Leasing, St. Catharines Idealease
Rush Truck Leasing, Sudbury Idealease
Rush Truck Leasing, Timmins Idealease

Advance Premium Finance, Inc.	California	None
AiRush, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Automotive Industry Insurance
Associated Truck Insurance Services
Rush Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Georgia, Inc.	Delaware	None
Associated Acceptance of Illinois, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Brauntex Indemnity Company	Texas	None
Commercial Fleet Technologies, Inc.	Delaware	Partsriver, Inc.
Idealease of Chicago LLC	Illinois	None
International General Agency, Inc.	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
Rig Tough, Inc.	Delaware	Rush Truck Center, Birmingham
RTC Nevada, LLC	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country
Rush Administrative Services, Inc.	Delaware	None
Rush Momentum Holdings, Inc.	Delaware	None
Rushcare, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Logistics, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Rushtex, Inc.	Delaware	None
Truck & Trailer Finance, Inc.	Delaware	None
1187394B.C. Ltd.	Canada	None